CONSENT OF INDEPENDENT AUDITORS




         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Symbollon Corporation of our report dated January 22, 1998, which appears in this annual report on Form 10-KSB for the year ended December 31, 1997.




Richard A. Eisner & Company, LLP


Cambridge, Massachusetts
March 30, 1998